UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 15, 2004

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                       001-31540                91-1922863
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



2614 QUEENSWOOD DR., VICTORIA, BC CANADA                         V8N 1X5
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 15, 2004 Flexible Solutions International, Inc., issued a press release announcing financial results for the third quarter ended September 30, 2004.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT NO. DESCRIPTION

        99.1       Press Release Dated November 15, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Flexible Solutions International, Inc.

                                          By: /s/ DAN O'BRIEN
                                              President
Dated: November 15, 2004.